SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

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Date of Report: December 14, 2007

NeoMedia Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-21743	36-3680347
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Concourse Parkway, Suite 500	33328
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	(678) 638-0460

2201 Second Street, Suite 600, Fort Myers, FL 33901
(Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 14, 2007, NeoMedia Technologies, Inc. (“NeoMedia”) accepted the resignation of J. Scott Womble from the positions of Corporate Secretary and Principal Accounting Officer as these functions have been transitioned to Frank J. Pazera, the Company’s Chief Financial Officer. Mr. Womble will continue his employment with the Company, assisting with it’s financial and accounting needs. Effective December 14, 2007, Mr. Frank J. Pazera was appointed by the Company’s Board of Directors to replace Mr. Womble as the Company’s Secretary and Principal Accounting Officer. The Company previously filed a form 8-K announcing Mr. Pazera’s appointment as Chief Financial Officer, including his biography, on October 21, 2007.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Exhibits: None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2007	NEOMEDIA TECHNOLGIES, INC.

By: /s/ William J. Hoffman
Name: William J. Hoffman
Its: William J. Hoffman, Chief Executive Officer